THIRD AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT is entered into as of November 30, 1993, among LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages hereof ("Lenders"), BANK ONE, TEXAS, N.A., as administrative agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as syndication agent (together with Administrative Agent "Agents").

      The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement dated as of July 8, 1993 (as amended as of September 15, 1993, September 30, 1993, and as further renewed, extended, amended, and restated, the "Loan Agreement") providing for loans to the Company on a revolving basis. The Company has requested an amendment to the Loan Agreement in order to extend the "Termination Date," amend certain covenants and add certain financial institutions as "Lenders" under the Loan Agreement.

      NOW THEREFORE, for valuable and acknowledged consideration, the parties agree as follows:

      1. Certain Definitions. Unless otherwise specified in this amendment, all terms defined in the Loan Agreement have the same meanings when used in this amendment, and all references to "Sections" and "Schedules" are references to sections and schedules of or to the Loan Agreement.

      2.    Amendments.

            (a) The following definitions in Section 1.1 are entirely amended as follows:

                  "Note Payment Account" means the non-interest bearing demand deposit account number 0100072735 established by the Company with Administrative Agent and controlled by Administrative Agent to be used for (a) the deposit of proceeds of Borrowings and payments constituting the proceeds of Collateral (other than principal and interest payments on the Mortgage Collateral); (b) the payment of the Obligations; (c) the release of proceeds of Borrowings by Administrative Agent to the Company for the purposes described in Section 6.1, and (d) the release of Cash other than proceeds of Borrowings by Administrative Agent to the Company.

                  "Termination Date" means the earlier of (a) November 29, 1994, and (b) the date that all Lenders' commitments to lend terminate or are cancelled under this agreement.

            (b)   Section 2.8(b)(i) is entirely amended as follows:

            (i) clause (a)(iii) above, other than interest at the Default
                Rate, and

            (c)   A new Section 2.6(j) is added as follows:

                 (j) All payments to be made hereunder shall be made free and clear of, and without deduction or withholding on account of, any present or future domestic or foreign taxes, levies, imposts, duties, charges or any other deduction or withholding whatsoever other than taxes, levies, imposts, duties, charges or any other deductions imposed on the basis of net income. In the event that the Company is required to withhold or deduct any sum from payments required hereunder or under any Note, the Company shall increase the amount paid to Lenders as may be necessary so that each Lender shall receive an amount, which after payment of any sum withheld or deducted, shall be equal to the amount that each such Lender would have received had such sum not been withheld or deducted, and the Company shall pay the full amount of all such taxes. Furthermore, the Company hereby indemnifies Lenders to the extent that Lenders effect any of the foregoing payments.

            (d)   Section 7.3(b)(iii) is entirely amended as follows:

            (iii) (A) before November 30, 1993, the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors, evidenced by a resolution of the Board of Directors), received by the Company from the issuance or sale after October 1, 1992 (other than to a Subsidiary of the Company), of its capital stock and warrants, options, and rights to purchase its capital stock but excluding the net proceeds from the issuance, sale, exchange, conversion, or other disposition of its capital stock convertible into or exchangeable for any security other than its capital stock at the option of the holder thereof or upon the happening of any event, and (B) after November 30, 1993, the aggregate net cash proceeds, received by the Company from the issuance or sale after November 30, 1993 (other than to a Subsidiary of the Company), of its capital stock and warrants, options, and rights to purchase its capital stock but excluding the net proceeds from the issuance, sale, exchange, conversion, or other disposition of its capital stock convertible into or exchangeable for any security other than its capital stock at the option of the holder thereof or upon the happening of any event.

            (e)   Section 7.9(d) is entirely amended as follows:

                 (d) Grant, create, incur, assume, permit or suffer to exist any Lien upon any Collateral except for Liens granted to Agents to secure the Notes and Obligations and such non-consensual Liens as may be deemed to arise as a matter of law pursuant to any Take-Out Commitment.

            (f)   Section 8.1(e) is entirely amended as follows:

                 (e) The failure on the part of the Company to observe or perform (i) any of its covenants or agreements contained in
            Section 7 other than Section 7.4 or (ii) the covenant contained in Section 7.4 for a period of 30 days after the earlier of the date on which notice of such failure has been delivered by the Company to Agents, or the date on which notice of such failure has been delivered by any Lender to the Company.

            (g)   Section 10.5(b) is entirely amended as follows:

            (b) to the extent federal Laws pertaining in any way to national banking associations or any other federally insured depository otherwise govern the validity, construction, enforcement, and interpretation of all or any part of the Loan Papers.

            (h)   Section 10.7(c) is entirely amended as follows:

                 (c) Subject to the provisions of this section, any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more Persons (each a "Participant") participating interests in its portion of the Obligations. No Lender shall sell any participating interest (other than to Affiliates of that Lender) in an amount such that the remaining unsold Commitment of that Lender equals less than the lesser of (a) 50% of that Lender's Commitment and (b) $10,000,000. In the event of any such sale to a Participant, (i) such Lender shall remain a "Lender" under this agreement and the Participant shall not constitute a "Lender" under this agreement, (ii) such Lender's obligations under this agreement shall remain unchanged, (iii) such Lender shall remain solely responsible for the performance thereof, (iv) such Lender shall remain the holder of its Borrowings outstanding from time to time for all purposes under this agreement, and (v) the Company and Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Papers. Participants shall have no rights under the Loan Papers, other than certain voting rights as provided below. Each Lender shall be entitled to obtain (on behalf of its Participants) the benefits of this agreement with respect to all participations in its Borrowings outstanding from time to time; provided, however, the Company shall not be obligated to pay any amount in excess of the amount that would be due to such Lender under this agreement calculated as though no participation had been made. At the option of the Lender selling a participation, a Participant with a participating interest that has been approved by Agents and the Company (which approval may not be unreasonably withheld) may be entitled to approve any amendment, modification, or waiver to the extent such amendment, modification, or waiver extends the due date for payment of any amount in respect of principal, interest, or fees due under the Loan Papers, releases any Collateral (except such releases as are contemplated and permitted to be made by Agents under this agreement) or reduces the interest rate or the rate used to calculate any fees, or the amount of principal, interest, or fees applicable to the Obligations (except such reductions as are contemplated by this agreement). In those cases where a Participant has a participating interest which has not been approved by Agents and the Company, the Lender selling that participation may grant rights to that Participant to approve amendments, modifications, or waivers of any Loan Paper respecting only the matters described in the preceding sentence so long as the relevant participation agreement includes a voting mechanism controlling the vote for all that Lender's portion of the Obligations (whether held by that Lender or participated). Except in the case of the sale of a participating interest to a Lender, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participation in, or otherwise encumber its portion of the Obligations.

            (i) The first sentence of Section 10.7(f) is entirely amended as follows:

                 (f) Subject to the provisions of this Section 10.7, any Lender may -- in the ordinary course of its commercial banking business, in accordance with applicable law, and upon the written consent (which consent may not be unreasonably withheld) of Agents and (unless that Lender is a Terminating Lender or the Termination Date has occurred) the Company -- sell, assign, or transfer to one or more financial institutions, other corporations, or mutual funds that lend money to businesses or acquire business loans in the ordinary course of their businesses (each being an "Assignee"), a proportionate part in an amount such that the remaining Commitment (if greater than zero) of the transferor Lender at least equals the lesser of (a) 50% of the transferor Lender's Commitment and (b) $10,000,000, of all of the transferor Lender's rights and obligations under the Loan Papers, and such Assignee shall assume such rights and obligations, pursuant to an assignment agreement in form and substance acceptable to the Company and Administrative Agent.

                   (j) The financial institutions listed on the attached Annex A to this amendment have become "Lenders" under the Loan Agreement with a Commitment described on the attached Amended
            Schedule 1.1(a) and agree to perform all the obligations of -- and to be bound by all the provisions applicable to -- Lenders under the Loan Papers. Therefore, Schedule 1.1(a) to the Loan Agreement is entirely amended in the form of -- and all references to that schedule in the Loan Papers -- are changed to -- the attached Amended Schedule 1.1(a).

      3. Adjustments. In order to add the new Lenders ratably -- on a Commitment Percentage basis --with the other Lenders, on November 30, 1993
(a) by 10:00 a.m., Dallas, time, Administrative Agent shall notify Lenders and the Company of the amount that each Lender must pay or receive, as the case may be, so that each Lender is owed its Commitment Percentage of the Principal Debt, (b) by 1:00 p.m., Dallas, time, each Lender shall pay to Administrative Agent the amount required by it to be paid according to that notice, (c) by 3:00 p.m., Dallas, time, to the extent those payments are received by Administrative Agent, it shall distribute the amounts to be received by each Lender designated to receive funds according to that notice, and (d) any payment made by a Lender under clause (b) shall constitute a Ratable Borrowing and bear interest at the rate specified in Section 2.10(a) of the Loan Agreement or an Alternative Rate selected by the Company in a Notice of Interest Rate delivered by the Company to Administrative Agent by no later than 1:00 p.m. on November 29, 1993.

      4. Conditions Precedent. The foregoing is not effective until (a) Agents and Lenders have received all fees under the Loan Papers due and payable on the date of this amendment and (b) Agents and Lenders have received a copy of this amendment executed by all of the parties named below and all of the agreements, documents, instruments, and other items described on the attached Annex B, in form and substance and such number of counterparts as may be satisfactory to Agents and their counsel.

      5. Ratifications. The terms and provisions of this amendment shall modify and supersede all inconsistent terms and provisions of the Loan Papers, and, except as expressly modified and superseded by this amendment, the terms and provisions of the Loan Papers are ratified and confirmed and shall continue in full force and effect. The Company, Lenders, and Agents agree that the Loan Papers as amended hereby shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the Company hereby ratifies and confirms that all Liens heretofore granted to Agents, on behalf of Lenders, were intended to, do, and shall continue to secure the full and complete payment and performance of the Obligations, and the Company agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

       6. Representations and Warranties. The Company hereby represents and warrants to Lenders and Agents that (a) this amendment and the Loan Papers to be delivered hereunder have been duly authorized, executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and the Loan Papers to be delivered hereunder, (c) this amendment and the Loan Papers to be delivered hereunder are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this amendment and the Loan Papers to be delivered hereunder do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Paper are true and correct in all material respects on and as of the date of execution hereof as though made as of the date of execution hereof, and (f) as of the date of this amendment, no Default or Potential Default has occurred and is continuing.

      7. References. All references in the Loan Papers to the "Loan Agreement" shall refer to the Loan Agreement as amended by this amendment, and, because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers set forth in Section 10 are incorporated herein by reference, the same as if set forth herein verbatim.

      8. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

      9. Parties Bound. This amendment shall be binding upon and shall inure to the benefit of the Company, Agents, and each Lender, and, subject to
Section 10.10, their respective successors and assigns.

      10. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      EXECUTED AS OF THE DATE FIRST STATED.

Lomas Mortgage USA, Inc.            LOMAS MORTGAGE USA, INC.,
1600 Viceroy Drive                  as the Company
Dallas, Texas  75235
Attn:  Robert E. Byerley, Jr.,
       Senior Vice President &
       Treasurer                    By /s/ROBERT E. BYERLEY, JR.
Telecopy 214/879-7018                  --------------------------------------
                                    (Name) Robert E. Byerley, Jr.
                                           ----------------------------------
                                    (Title)  Senior Vice President
                                               & Treasurer
                                             --------------------------------

Third Floor, 1717 Main Street       BANK ONE, TEXAS, N.A.,
Mortgage Finance Group              as Administrative Agent and a Lender
Dallas, Texas  75201
Attn:  Kathleen C. Stewart,
       Vice President
Telecopy 214/290-2275               By  /s/KATHLEEN C. STEWART
                                        -------------------------------------
                                        Kathleen C. Stewart, Vice President


Texas Commerce Bank National        TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
  Association                       as Syndication Agent and a Lender
717 Travis Street
Houston, Texas  77002
Attn:  Abbie Tidmore
       Vice President
Telecopy 713/216-2082               By  /s/ABBIE TIDMORE
                                        -------------------------------------
                                        Abbie Tidmore, Vice President


First Bank Place                    FIRST BANK NATIONAL ASSOCIATION,
601 2nd Ave. S.                     as a Lender
Minneapolis, Minnesota  55402
Attn:  Kathlyn Slater
       Vice President
Telecopy 612/973-0826
                                    By  /s/KATHLYN SLATER
                                        -------------------------------------
                                        Kathlyn Slater, Vice President


8333 Douglas Avenue                 GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                as a Lender
Attn: James E. Robertson
      Vice President
Telecopy 214/360-8948
                                    By /s/JAMES E. ROBERTSON
                                       --------------------------------------
                                       James E. Robertson, Vice President

280 Park Avenue, 23 West            BANKERS TRUST COMPANY, as a Lender
New York, New York  10017
Attn:  Matthew C. Bernstein
       Vice President
Telecopy:  212/454-3821
                                    By /s/MATTHEW C. BERNSTEIN
                                       --------------------------------------
                                       Matthew C. Bernstein, Vice President


313 Carondelet                      HIBERNIA NATIONAL BANK, as a Lender
Suite 1400
New Orleans, Louisiana 70130
Attn:  Michael Tennyson,
       Vice President
Telecopy: 504/584-2042
                                    By /s/MICHAEL TENNYSON
                                       --------------------------------------
                                       Michael Tennyson, Vice President


6222 Wilshire Blvd.                 BANK HAPOALIM, B.M., LOS ANGELES BRANCH,
Los Angeles, California  90048      as a Lender
Attn:  Robert Pollak,
       Vice President
Telecopy: 213/937-1439
                                    By /s/ROBERT POLLAK
                                       --------------------------------------
                                       Robert Pollak, Vice President


                                    By /s/SHURNEL SHAKKED
                                       --------------------------------------
                                    Name  Shurnel Shakked
                                          -----------------------------------
                                    Title  Senior Vice President
                                           ----------------------------------

75 Wall Street                      DRESDNER BANK, AG, NEW YORK BRANCH,
New York, New York  10005-2889      as a Lender
Attn:  Charles H. Hill,
       Vice President
Telecopy: 212/574-0129
                                    By /s/CHARLES H. HILL
                                       --------------------------------------
                                    Name  Charles H. Hill
                                          -----------------------------------
                                    Title  Vice President
                                           ----------------------------------


                                    By /s/PETER BECKER
                                       --------------------------------------
                                    Name  Peter Becker
                                          -----------------------------------
                                    Title  Vice President
                                           ----------------------------------

100 Federal Street 01-32-041        THE FIRST NATIONAL BANK OF BOSTON,
Boston, MA  02110                   as a Lender
Attn:  Corinne M. Barrett,
       Vice President
Telecopy: (617) 434-7108            By /s/CORINNE M. BARRETT
                                       ------------------------------------
                                       Corinne M. Barrett, Vice President


One Marine Midland Center,          MARINE MIDLAND BANK, N.A.,
15th Floor                          as a Lender
Buffalo, New York  14203
Attn:  William F. Dentinger
       Vice President
Telecopy: 716/841-2707
                                    By /s/WILLIAM F. DENTINGER
                                       ------------------------------------
                                       William F. Dentinger, Vice President


66th Floor, NationsBank Plaza       NATIONSBANK OF TEXAS, N.A.,
901 Main Street                     as a Lender
Dallas, Texas  75202
Attn:  Elizabeth Kurilecz
       Vice President
Telecopy: 214/508-0604              By /s/ELIZABETH KURILECZ
                                       ------------------------------------
                                       Elizabeth Kurilecz, Vice President


380 Madison Avenue                  BANK OF SCOTLAND,
New York, New York  10017           as a Lender
Attn:  Elizabeth Wilson
       Vice President
Telecopy: 713/651-9714
                                    By /s/ELIZABETH WILSON
                                       ------------------------------------
                                       Elizabeth Wilson, Vice President
                                         & Branch Manager

1601 Elm Street, 2nd Floor          COMERICA BANK - TEXAS,
Dallas, Texas  75201                as a Lender
Attn:  W. James Meintjes,
       Banking Officer
Telecopy: 214/979-8344
                                    By /s/W. JAMES MEINTJES
                                       ------------------------------------
                                       W. James Meintjes, Banking Officer


1230 Peachtree Street NE,           COMMERZBANK AKTIENGESELLSCHAFT,
Suite 3500                          ATLANTA AGENCY, as a Lender
Atlanta, Georgia  30309
Attn:  Harry P. Yergey,
       Vice President
Telecopy:  404/888-6539
                                    By /s/HARRY P. YERGEY
                                       ------------------------------------
                                       Harry P. Yergey, Vice President



                                    By /s/CLAUDIA ROST
                                       ------------------------------------
                                       Claudia Rost, Assistant Cashier


499 Thornall Street                 MIDLANTIC NATIONAL BANK,
Edson, New Jersey  08837            as a Lender
Attn:  Glenn Hedde,
       Vice President
Telecopy: 908/321-2094
                                    By /s/GLENN HEDDE
                                       ------------------------------------
                                       Glenn Hedde, Vice President


7485 New Horizon Way                THE PRUDENTIAL HOME MORTGAGE
Frederick, Maryland  21701          COMPANY, INC., as a Lender
Attn:  Russell R. Anderson,
       Vice President
Telecopy:  301/696-7405
                                    By /s/RUSSELL R. ANDERSON
                                       ------------------------------------
                                       Russell R. Anderson, Vice President


640 Fifth Avenue, 15th Floor        BANK OF IRELAND GRAND CAYMAN BRANCH,
New York, New York  10019           as a Lender
Attn:  Roger Burns,
       Vice President
Telecopy: 212/586-7752
                                    By /s/ROGER BURNS
                                       ------------------------------------
                                       Roger Burns, Vice President

15 South 20th Street, 15th Floor    COMPASS BANK,
Birmingham, Alabama  35233          as a Lender
Attn:  John D. West,
       Mortgage Banking Officer
Telecopy: 205/715-7994
                                    By /s/JOHN D. WEST
                                       --------------------------------------
                                       John D. West, Mortgage Banking Officer


1 Mercantile Center                 MERCANTILE BANK OF ST. LOUIS NATIONAL
7th & Washington                    ASSOCIATION, as a Lender
St. Louis, Missouri 63101
Attn:  Michael P. Waters,
       Vice President
Telecopy: 314/425-2162
                                    By /s/MICHAEL P. WATERS
                                       --------------------------------------
                                       Michael P. Waters, Vice President


7700 Wisconsin Avenue               SIGNET BANK/MARYLAND,
Suite 400                           as a Lender
Bethesda, Maryland  20814
Attn:  David H. Olson,
       Vice President
Telecopy: 301/652-1174
                                    By /s/DAVID H. OLSON
                                       --------------------------------------
                                       David H. Olson, Vice President


231 South LaSalle Street            CONTINENTAL BANK N.A.,
Chicago, Illinois  60697            as a Lender
Attn:  Mary Jo Hoch,
       Vice President
Telecopy:  312/987-5833
                                    By /s/MARY JO HOCH
                                       --------------------------------------
                                       Mary Jo Hoch, Vice President

                                    ANNEX A

                                    Lenders


1.  Bankers Trust Company

2.  Bank Hapoalim, B.M.

3.  Bank of Ireland Grand Cayman Branch

4.  Bank of Scotland

5.  Commerzbank Aktiengesellschaft, Atlanta Agency

6.  Continental Bank N.A.

7.  Hibernia National Bank

8.  Mercantile Bank of St. Louis, N.A.

9.  Midlantic National Bank

10. The Prudential Home Mortgage Company, Inc.

11. Signet Bank/Maryland

12. Dresdner Bank AG, New York Branch

                                    ANNEX B

                               Closing Documents
        (all dated as of November 30, 1993, unless otherwise specified)


J&G [1.] THIRD AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT (the "Third Amendment"), between Lomas Mortgage USA, Inc. (the "Company"), certain lenders (the "Lenders") Bank One, Texas, N.A. as administrative agent (in that capacity, "Administrative Agent"), and Texas Commerce Bank National Association as syndication agent (in that capacity "Syndication Agent,") and with Administrative Agent, "Agents").

J&G [2.] PROMISSORY NOTES executed by the Company in the following original principal amounts, and payable to the following Lenders:

                  Payee                            Principal

          Guaranty Federal Bank, F.S.B.           $30,000,000
          Bankers Trust Company                   $30,000,000
          Hibernia National Bank                  $30,000,000
          Bank Hapoalim, B.M.                     $25,000,000
          Dresdner Bank AG, New York Branch       $25,000,000
          Bank of Scotland                        $20,000,000
          Comerica Bank - Texas                   $20,000,000
          Commerzbank Aktiengesellschaft,
            Atlanta Agency                        $20,000,000
          Midlantic National Bank                 $20,000,000
          The Prudential Home Mortgage
            Company, Inc.                         $20,000,000
          Bank of Ireland Grand Cayman Branch     $15,000,000
          Compass Bank                            $15,000,000
          Continental Bank N.A.                   $15,000,000
          Mercantile Bank of St. Louis
            National Association                  $15,000,000
          NationsBank of Texas, N.A.              $15,000,000
          Signet Bank/Maryland                    $15,000,000

J&G [3.] AGENCY FEES AGREEMENT executed by the Company and agreed to by Administrative Agent.

J&G [4.] AGENCY FEES AGREEMENT executed by the Company and agreed to by Syndication Agent.

______________
[ ] items not complete at the time of this draft of the Third Amendment, together with responsibility for each.

LM [5.] OFFICERS CERTIFICATE for the Company executed by its Assistant Secretary with respect to the due incumbency of its officers authorized to execute or attest to the Third Amendment, the resolutions adopted by its directors approving and authorizing the Third Amendment, and changes, if any, to the bylaws, or corporate charter, since July 8, 1993, to which the following is attached:

          Exhibit A   -   Resolutions
          Exhibit B   -   Changes to Bylaws, if any
          Exhibit C   -   Changes to Corporate Charter, if any

LM [6.] OPINION of General Counsel to the Company in form and substance acceptable to Agents.

   [7.] U.S. INTERNAL REVENUE SERVICE FORM 4224 or FORM 1001, as the case may be, for the following Lenders:

                  Bank Hapoalim, B.M.
                  Dresdner Bank AG, New York Branch
                  Marine Midland Bank, N.A.
                  Bank of Scotland
                  Commerzbank Aktiengesellschaft, Atlanta Agency
                  Midlantic National Bank
                  Bank of Ireland Grand Cayman Branch

   [8.] Such other agreements, documents, or instruments as Agents may require.

                            AMENDED SCHEDULE 1.1(a)


          Payee                                    Principal

Bank One, Texas, N.A.                             $75,000,000
Texas Commerce Bank National Association          $75,000,000
First Bank National Association                   $50,000,000
Guaranty Federal Bank, F.S.B.                     $30,000,000
Bankers Trust Company                             $30,000,000
Hibernia National Bank                            $30,000,000
Bank Hapoalim, B.M.                               $25,000,000
Dresdner Bank AG, New York Branch                 $25,000,000
The First National Bank of Boston                 $25,000,000
Marine Midland Bank, N.A.                         $25,000,000
Bank of Scotland                                  $20,000,000
Comerica Bank - Texas                             $20,000,000
Commerzbank Aktiengesellschaft, Atlanta Agency    $20,000,000
Midlantic National Bank                           $20,000,000
The Prudential Home Mortgage Company, Inc.        $20,000,000
Bank of Ireland Grand Cayman Branch               $15,000,000
Compass Bank                                      $15,000,000
Continental Bank N.A.                             $15,000,000
Mercantile Bank of St. Louis National
  Association                                     $15,000,000
NationsBank of Texas, N.A.                        $15,000,000
Signet Bank/Maryland                              $15,000,000

Total Commitment                                 $580,000,000